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Exhibit 99.3

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek your own financial advice immediately from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser. This document should be read in conjunction with the Form F-4 registration statement with Registration number 333-224431 as filed with the SEC on September [    •    ], 2018 (as may be amended, the "Form F-4"). All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Form F-4. Copies of the Form F-4 are available on www.unilever.com/simplification.

FORM OF ELECTION AND TRANSMITTAL

Form of Election and Transmittal in relation to Simplification to exchange each New NV Ordinary Share in
Unilever International Holdings N.V. (to be renamed Unilever N.V.)
for
one (1) New NV ADS of Unilever International Holdings N.V. (to be renamed Unilever N.V.)

Mail or deliver this Form of Election and Transmittal, together with the NV NYRS certificate(s) representing your shares, to the Exchange Agent prior to 5:00 PM, New York City Time, on [    •    ], [    •    ] 2018:

Deutsche Bank Trust Company Americas
c/o American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

(See Instructions 1 and 8)
For assistance please contact the Information Agent at +1-866-482-5136

Name(s) and Address of Registered NV NYRS Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF NV NYRS CERTIFICATES SURRENDERED
The undersigned Registered Certificated NV NYRS Holder represents that it has full authority to surrender without restriction the NV NYRS certificate(s) for the ADS Exchange Election and encloses herewith and surrenders the following NV NYRS certificate(s)(1): (Please fill in if applicable. Attach separate schedule if needed)

Certificate No(s)	Number of NV NYRSs

TOTAL NV NYRSs ☞

(1)
This section does not need to be completed by Registered Book-Entry NV NYRS Holders.

IF YOU WISH TO EXCHANGE EACH NEW NV ORDINARY SHARE THAT WILL BE ALLOTTED TO YOU ON THE DUTCH MERGER EFFECTIVE TIME PURSUANT TO THE DUTCH MERGER FOR ONE NEW NV ADS (EACH REPRESENTING ONE NEW ORDINARY SHARE) (THE "ADS EXCHANGE ELECTION") AND TO IRREVOCABLY APPOINT THE AUTHORIZED PERSON AS YOUR TRUE AND LAWFUL AGENT, ATTORNEY IN FACT AND PROXY WITH RESPECT TO EACH NEW NV ORDINARY SHARE ALLOTTED TO YOU ON THE DUTCH MERGER EFFECTIVE TIME, YOU MUST SIGN IN THE BOX BELOW AND FILL OUT AND SIGN THE SUBSTITUTE FORM W-9 ATTACHED HERETO

        Non-electing Registered NV NYRS Holders should note that they will receive the New NV Ordinary Shares to which they are entitled as part of the Dutch Merger, and the name of such holders will be registered in New NV's Dutch register of shareholders (each a "New NV Registered Holder"). New NV Registered Holders that wish to dispose of such New NV Ordinary Shares allotted to them will need to arrange to do so in accordance with Dutch transfer requirements, including the requirement of a private Dutch deed, and if they wish to have their New NV Ordinary Shares admitted to the Euroclear system, they may be required to make their own arrangements with an institution admitted to the Euroclear system. See "The Dutch Merger" on page [    •    ] of the Form F-4. New NV Registered Holders cannot participate in the new dividend reinvestment program (the "New DRIP").

SIGNATURE(S) REQUIRED Signature(s) of Registered NV NYRS Holder(s) or Agent. See Instruction 10.	SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 3.

Must be signed by the Registered NV NYRS Holder(s) EXACTLY as name(s) appear(s) on NV NYRS certificate(s) or as contained in the book-entry register. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 3, 4 and 7.	Unless the NV NYRS certificate(s) are delivered by the Registered NV NYRS Holder(s), or for the account of a participant in the Securities Transfer Agent's Medallion Program ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock Exchange Medallion Signature Program ("MSP") (an "Eligible Institution"), the signature(s) must be guaranteed by an Eligible Institution. See Instruction 4.

Registered NV NYRS Holder

Authorized Signature

Registered NV NYRS Holder

Name of Firm

Title, if any

Date:

Address of Firm—Please Print
Phone No.:
Email Address:

  Participants of the NV NYRS dividend reinvestment program will, by making an ADS Exchange Election above, be deemed to have elected to enroll in the New DRIP. If you do not wish to enroll in the New DRIP (a "DRIP OPT-out Election"), please tick the box below.

☐
TICK HERE IF YOU DO NOT WANT TO PARTICIPATE IN THE NEW DRIP, AND WISH TO MAKE A DRIP OPT-OUT ELECTION.

☐
Check this box if your NV NYRS certificate(s) has been lost, stolen, misplaced or mutilated. See Instruction 8.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

Complete ONLY if check/New NV ADSs are to be issued in a name which differs from the name on the surrendered NV NYRS certificate(s). Issue to:	Complete ONLY if check/New NV ADSs are to be mailed to some address other than the address reflected above. See Instructions 5. Mail to:
Name:	Name:

Address:	Address:

(Please also complete Substitute Form W-9 attached hereto AND see instructions regarding signature guarantee. See Instructions 3, 4, 5, 6 and 7)	☐ Please check here if address change is permanent.

 Instructions
Forming Part of the Terms and Conditions of the Exchange

1.
Method of Delivery.    The Form of Election and Transmittal is to be used by a Registered NV NYRS Holder to elect to exchange each New NV Ordinary Share allotted to it at the Dutch Merger Effective Time for one New NV ADSs (the "ADS Exchange Election"), and for a Registered NV NYRS Holder to dis-enroll from the New DRIP if they wish to do so (a "DRIP Opt-out Election"). To receive New NV ADSs directly following Simplification, the ADS Exchange Election must be made prior to 5:00 PM, New York City Time, on [    •    ], [    •    ], 2018 (the "Expiration Date").

  Registered Certificated NV NYRSs Holders must deliver their physical NV NYRS certificates with this Form of Election and Transmittal. NV NYRS certificate(s), as well as a properly completed and duly executed Form of Election and Transmittal, and any other documents required by this Form of Election and Transmittal, must be received by the Exchange Agent at its address set forth above by the Expiration Date. Registered Certificated NV NYRS Holders that make an ADS Exchange Election and whose NV NYRS certificate(s) are not immediately available must read Instruction 8 below. All NV NYRS certificates must be surrendered prior to the Expiration Date in order to form part of a valid ADS Exchange Election. It is understood that the method of delivery of the NV NYRS certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such NV NYRS certificate(s), and other documents shall pass only after the Exchange Agent has actually received the NV NYRS certificate(s). If delivery is by mail, all such documents MUST be sent by properly insured registered mail with a return receipt. Delivery of this Form of Election and Transmittal to an address other than as set out above will not constitute a valid delivery.

  By completing and returning this Form of Election and Transmittal you agree that, with respect to any NV NYRSs, the Exchange Agent will no longer issue any certificates for such NV NYRSs. Accordingly, during the period prior to implementation of Simplification, you will be able to acquire additional NV NYRSs, but those NV NYRSs can only be held in registered book-entry form on the books of the Exchange Agent or in book-entry form to be held through a bank, broker or other DTC participant.

2.
No Partial Exchange.    A partial exchange of New NV Ordinary Shares for New NV ADSs is not possible.

3.
Signatures on Form of Election and Transmittal; Signature guarantees.    If this Form of Election and Transmittal is signed by the holder(s) of the New NV Ordinary Shares exchanged hereby, the signature(s) must correspond with the name(s) as written on the face of the NV NYRS certificate(s) or as contained in the book-entry register, without alteration, enlargement or any change whatsoever. If the check is issued in the same name as the surrendered certificate for NV NYRS is registered, the Form of Election and Transmittal should be completed and signed exactly as the surrendered NV NYRS certificate is registered. Do not sign the NV NYRS certificate(s). Signature guarantees are not required if the NV NYRS certificate(s) surrendered herewith are submitted by a registered owner of NV NYRSs who has not completed the section entitled "Special Payment Instructions" or are not for the account of an Eligible Institution.

  If any of the New NV Ordinary Shares exchanged hereby are held by two or more persons, all such persons must sign this Form of Election and Transmittal exactly as written on the face of the NV NYRS certificate(s) or as mentioned in the book-entry register. Forms of Election and Transmittal executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer's authority to act.

4.
Payment in Different Name:    If the section entitled "Special Payment Instructions" is completed, then signatures on this Form of Election and Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity that is an Eligible Institution. If the surrendered NV NYRS certificate(s) are registered in the name of a person other than the signer of this Form of Election and Transmittal, or if payment is to be made to a person other than the signer of this Form of Election and Transmittal, or if the payment is to be made to a person other than the registered owner(s), then the surrendered NV NYRS certificate(s) must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such NV NYRS certificate(s) or stock power(s), with the signatures on the NV NYRS certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

5.
Special Payment and Delivery Instructions:    Indicate the name and address to which the check and New NV ADSs are to be sent if different from the name and/or address of the person(s) signing this Form of Election and Transmittal. If Special Payment Instructions have been completed, a Substitute Form W-9 must also be completed for the person named therein, and that person will be considered the record owner.

6.
Substitute Form W-9.    Under the federal income tax law, a non-exempt Registered NV NYRS Holder is required to provide the Exchange Agent with such Registered NV NYRS Holder's correct Taxpayer Identification Number ("TIN") on the enclosed Substitute Form W-9. If the NV NYRS certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering Registered NV NYRS Holder to 24% backup withholding on the payment of any cash. The surrendering Registered NV NYRS Holder must check the box in Part 4 if a TIN has not been issued and the Registered NV NYRS Holder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 24% on all payments to such surrendering Registered NV NYRS Holder of any cash consideration due for their former shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Exchange Agent.

7.
Stock Transfer Taxes.    If payment is to be made to any person other than the Registered NV NYRS Holder, or if surrendered NV NYRS certificate(s) are registered in the name of any person other than the person(s) signing this Form of Election and Transmittal, the amount of any stock transfer taxes (whether imposed on the Registered NV NYRS Holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Form of Election and Transmittal.

8.
Mutilated, Lost, Stolen or Destroyed NV NYRS certificate(s).    All certificates must be surrendered prior to the Expiration Date in order to form part of a valid ADS Exchange Election. Holders of NV NYRS certificate(s) that have been mutilated, lost, stolen, or destroyed should (i) complete this Form of Election and Transmittal and (ii) contact the Information Agent for additional instructions prior to submitting your NV NYRS certificates for exchange. See also Instruction 10. Any Registered Certificated NV NYRS Holder who has lost NV NYRS certificate(s) should make arrangements (which may include the posting of a bond or other satisfactory indemnification and an affidavit of loss) to replace lost NV NYRS certificate(s). Such arrangements should be made with Exchange Agent.

9.
Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its telephone number set forth above and below. Lines are open Mondays to Fridays from 9:00 a.m. to 11:00 p.m. (Eastern Standard Time), except on public holidays. Additional copies of the Form F-4 and this Form of Election and Transmittal may be obtained from the Exchange Agent at its address set forth above. Registered NV NYRS Holders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the exchange.

10.
Election Procedure; New DRIP; Revocation or Change of ADS Exchange Election.    This Form of Election and Transmittal must be signed on page 2 if you wish to exchange each New NV Ordinary Share allotted to you at the Dutch Merger Effective Time for one New NV ADS. Any subsequent transfers of NV NYRSs after the delivery of this Form of Election and Transmittal will not affect any prior ADS Exchange Election. Any valid ADS Exchange Election received by the Exchange Agent will be deemed to represent all New NV Ordinary Shares held by you immediately following the Dutch Merger Effective Time. If an ADS Exchange Election is not properly made, or you are a Non-electing Registered NV NYRS Holder, you will receive the New NV Ordinary Shares to which you are entitled pursuant to the Dutch Merger and become a New NV Registered Holder and you will be included in the Dutch register of shareholders. In addition, participants of the NV NYRS dividend reinvestment program will, by making an ADS Exchange Election, be deemed to enroll in the New DRIP, unless they make a DRIP Opt-out Election by ticking the box on page 2. Registered NV NYRS Holders who make an ADS Exchange Election and who are deemed to have agreed to enroll in the New DRIP will receive any fractional entitlements to New NV ADSs which they would otherwise be entitled to under the terms of the New DRIP. NV NYRS Holders not already enrolled in the NYRS dividend reinvestment program cannot enroll in the New DRIP using this Form of Election and Transmittal, but should contact the Exchange Agent. New NV Registered Holders cannot participate in the New DRIP program. Certain Registered NV NYRS Holders may, immediately prior to the Dutch Merger Effective Time, hold an interest in fractional portions of NV NYRSs due to awards of fractional NV NYRSs under the NV NYRS dividend reinvestment program. Any Non-electing Registered NV NYRS Holder with a claim for a fraction of a New NV Ordinary Share will receive a pro rata cash payment in respect of any such claim. See "Fractional Entitlements" in the Form F-4.

  The ADS Exchange Election is irrevocable, except that it may be withdrawn at any time prior to the Expiration Date by delivery to the Exchange Agent at its address set forth on the cover of this Form of Election and Transmittal of a written or facsimile (receipt confirmed by telephone) notice of withdrawal. Notices of withdrawal must be received by the Exchange Agent prior to the Expiration Date. Following an effective withdrawal, an ADS Exchange Election may be made in respect of such New NV Ordinary Shares by submitting a completed replacement of this Form of Election and Transmittal (and any other documents required by the Exchange Agent for properly exchanging New NV Ordinary Shares) prior to the Expiration Date.

  After Simplification, New NV Registered Holders may contact the New NV ADS Depositary if they wish to exchange each of their registered New NV Ordinary Shares for New NV ADSs and/or wish to participate in the New DRIP.

11.
Power of Attorney.    By signing this Form of Election and Transmittal, the undersigned irrevocably appoints Unilever International Holdings N.V., a public limited liability company, to be renamed Unilever N.V., incorporated under the laws of the Netherlands, having its corporate seat in Rotterdam, the Netherlands, and address at Weena 455, 3013 AL Rotterdam, the Netherlands, registered with the Dutch Trade Register of the Chamber of Commerce under number 70363196 (the "Authorized Person"), as the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to New NV Ordinary Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer the

  New NV Ordinary Shares allotted to the undersigned at the Dutch Merger Effective Time for New NV ADSs, and (b) any other acts which, in the opinion of the Authorized Person, are necessary or desirable in connection therewith, including executing a deed of transfer. This power of attorney is irrevocable. In performing acts pursuant to this power of attorney the Authorized Person may act as a counterparty to the undersigned or act as an authorized representative of one or more other persons involved in those acts. The Authorized Person may grant a power of attorney to another person to perform, directly or indirectly, acts in the name of the undersigned within the limits of this power of attorney, and may substitute another person for himself as authorized person. The Authorized Person shall not be liable for any damage suffered by the undersigned as a result of any action or lack of action by the Authorized Person when making use of, or otherwise in connection with, this power of attorney. The preceding sentence shall not apply to the extent that the damage is caused by the intentional or deliberately reckless conduct of the Authorized Person. The undersigned shall indemnify the Authorized Person against any claim made by any third party in connection with this power of attorney or in connection with acts performed by the Authorized Person in the name of the undersigned under this power of attorney. The indemnity shall also relate to any damage or costs incurred by the Authorized Person in connection with such claim. The relationship between the undersigned and the Authorized Person arising from this power of attorney shall be governed exclusively by Dutch law. The undersigned hereby designates Dutch law as the law which, in the relationship between the undersigned and the person vis-à-vis whom the power of attorney is exercised, shall govern the existence and scope of the Authorized Person's powers and the consequences of the actual or purported exercise of those powers.

12.
Representations & warranties.    By signing this Form of Election and Transmittal, the undersigned hereby represents and warrants that the undersigned has full power and authority to exchange and transfer its New NV Ordinary Shares and that when the New NV ordinary Shares are transferred, the transferee will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims and such New NV Ordinary Shares will not be transferred (in advance) to a third party or transferred the New NV Ordinary Shares in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Authorized Person to be necessary or desirable to complete the exchange and transfer of the New NV Ordinary Shares.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

13.
Effectiveness and irregularities.    The power of attorney for the ADS Exchange Election and/or DRIP Opt-out Election by the undersigned is not effective until the Dutch Merger Effective Time and the receipt by the Exchange Agent of this Form of Election and Transmittal, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to the Exchange Agent and any other required documents. The undersigned understands that all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any New NV Ordinary Shares will be determined by the Exchange Agent in its sole discretion and such determination shall be final and binding upon all exchanging Registered NV NYRS Holders. The Exchange Agent may, in its sole discretion, determine to accept and process any ADS Exchange Election received after the Expiration Date, but prior to the Dutch Merger Effective Time. No exchange of New NV Ordinary Shares is valid until all defects and irregularities in exchanges of New NV Ordinary Shares have been cured or waived and neither Unilever nor the Exchange Agent, nor any other person is under any duty to give notification of any defects or irregularities in the exchange of any New NV Ordinary Shares or will incur any liability for failure to give any such notification. The Exchange Agent's interpretation of the terms and conditions of the exchange, including this Form of Election and Transmittal, will be final and binding.

  Important: This Form of Election and Transmittal together with any signature guarantees, and any other required documents (including NV NYRS certificate(s) for exchange of New NV Ordinary Shares), must be received by the Exchange Agent prior to the Expiration Date. See Instructions 1, 3, 8 and 10.

The Information Agent for the exchange is:
Georgeson Inc
+1-866-482-5136

The Substitute Form W-9 BELOW must be completed and signed if you are a U.S. person (including a U.S. resident alien). PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

PAYER'S NAME:American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part 2—Check appropriate box for federal tax classification; check only one:
☐ Individual/Sole Proprietor ☐ C Corporation ☐ S Corporation
☐ Partnership ☐ Trust/estate ☐ Limited Liability Company:
	☐ Other (please specify)	For Limited Liability Companies, please enter the appropriate tax classification on the line provided next to the phrase "Limited Liability Company": C = C Corporation S = S Corporation P =Partnership

Part 3—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

	Part 4—Certification Under Penalties of Perjury, I certify that: (1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),	Part 5— Awaiting TIN ☐
Payer's Request for Taxpayer Identification Number (TIN) and Certification

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3) I am a U.S. person (including a U.S. resident alien).
(4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions—You must cross out item (2) in Part 4 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
SIGNATURE DATE
NAME
ADDRESS
CITY STATE ZIP CODE

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER'S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE DUTCH MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 IMPORTANT TAX INFORMATION

        Under current U.S. federal income tax law, a Registered NV NYRS Holder who delivers NV NYRS certificates that are accepted for exchange may be subject to backup withholding. In order to avoid such backup withholding, the Registered NV NYRS Holder must provide the Exchange Agent with such Registered NV NYRS Holder's correct taxpayer identification number and certify that such Registered NV NYRS Holder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a Registered NV NYRS Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the Registered NV NYRS Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the NV NYRS certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Certain Registered NV NYRS Holder (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Registered NV NYRS Holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Exchange Agent.

        Failure to complete the Substitute Form W-9 will not, by itself, cause the NV NYRS certificates to be deemed invalidly delivered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the Dutch Merger. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

        NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE DUTCH MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

1.	An individual's account		The individual	8.	Sole proprietorship account	The owner(4)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	9.	A valid trust, estate or pension trust	The legal entity(5)
3.	Husband and wife (joint account)		The actual owner of the account or, if joint funds, the first individual on the account(1)	10.	Corporate account	The corporation
4.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	11.	Religious, charitable, or educational organization account	The organization
5.	Adult and minor (joint account)		The adult or, if the minor is the only contributor, the minor(1)	12.	Partnership account held in the name of the business	The partnership
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person		The ward, minor, or incompetent person(3)	13.	Association, club, or other tax-exempt organization	The organization
7.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.	A broker or registered nominee	The broker or nominee
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

(5)
List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:
If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

        Payees specifically exempted from backup withholding include:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  •
  An international organization or any agency or instrumentality thereof.

  •
  A foreign government or any political subdivision, agency or instrumentality thereof.

        Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

  •
  Payments of patronage dividends where the amount received is not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

        Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

2

  •
  Mortgage or student loan interest paid to you.

        Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

        Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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QuickLinks

Instructions Forming Part of the Terms and Conditions of the Exchange
The Information Agent for the exchange is: Georgeson Inc +1-866-482-5136
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9